Stock Options, Restricted Stock Incentive, and Dividend Reinvestment Plans	12 Months Ended
Dec. 31, 2013
Employee Benefits And Share Based Compensation [Abstract]
Stock Option, Restricted Stock Incentive, And Dividend Reinvestment Plans [Text Block]

Note 20 – Stock Option, Restricted Stock Incentive, and Dividend Reinvestment Plans

Equity compensation plans

FHN currently has one plan, its shareholder-approved Equity Compensation Plan ("ECP"), which authorizes the grant of new stock-based awards to employees and directors. Outstanding awards generally were granted under the ECP, though older stock options and certain cash-settled stock units remain outstanding under several plans which no longer are active. The ECP authorizes a broad range of award types, including restricted shares, stock units, and stock options. Stock units may be paid in shares or cash, depending upon the terms of the award. The ECP also authorizes the grant of stock appreciation rights, though no such grants have been made. Awards generally have service-vesting conditions, meaning that the employee must remain employed by FHN for certain periods in order for the award to vest. Some outstanding awards also have performance conditions, and one outstanding award has performance conditions associated with FHN's stock price. FHN operates the ECP by establishing award programs, each of which is intended to cover a specific need. Programs are created, changed, or terminated as needs change. Unvested awards have service and/or performance conditions which must be met in order for the shares to vest. On December 31, 2013, there were 9,410,603 shares available for new awards under the ECP. Although the ECP imposes a separate limit on full-value (non-option) awards which is included within the overall limit, at December 31, 2013 the two limits were the same.

Service condition full-value awards. Awards may be granted with service conditions only. In recent years programs using these awards have included an annual program for selected management employees, a mandatory deferral program for executives tied to annual bonuses earned, a salary stock unit program for executives, other mandatory deferral programs, various retention programs, and special hiring-incentive situations. Details of the awards vary by program, but most are settled in shares at vesting rather than cash, and vesting rarely begins earlier than the first anniversary of grant and rarely extends beyond the fourth anniversary of grant. Annual programs tend to use multiple annual vesting dates while retention programs tend to use a single vesting date, but there are exceptions.

Performance condition awards. Under FHN's long-term incentive and corporate performance programs, performance stock units (executives) and cash units (selected management employees) are granted annually and vest only if predetermined performance measures are met. The measures are changed each year based on goals and circumstances prevailing at the time of grant. In recent years the performance periods have been three years, with service-vesting on the third anniversary of the grant. Recent annual performance awards require pro-rated forfeiture for performance falling between a threshold level and a maximum, but all-or-nothing awards have been granted and were outstanding at year-end. Performance awards sometimes are used to provide a narrow, targeted incentive to a single person or small group; one such award which represents a market performance condition to FHN's CEO is discussed in the next paragraph and another such award, to a senior manager, remained outstanding at year-end. Of the annual program awards paid during 2013 or outstanding on December 31, 2013: performance conditions related to the 2009 units were met, and 50 percent of the units vested in 2013; performance conditions related to the 2010 units were met at the 50 percent payout level, so that 25 percent were paid in 2013 and 25 percent in 2014 with the remaining 50 percent forfeited; the three-year performance period of the 2011 units has ended but performance is measured relative to peers and has not yet been determined; and, the three-year performance periods for the 2012 and 2013 units have not ended. The performance award granted to a senior manager has been partially achieved.

Market condition award. In 2012, FHN made a special grant of performance stock units to FHN's Chief Executive Officer which will vest at the end of a five year performance period. The award has no provision for pro-rated payment based on partial performance. The award's two alternative performance goals are: FHN's common stock price achieves and maintains a certain level for a certain period of time; or FHN's total shareholder return during the entire period achieves a certain level.

Director awards. Non-employee directors receive annual grants of service-conditioned stock units under a program approved by the board of directors. Through the first quarter of 2013, directors received $45,000 of their annual retainer in the form of stock units which vested the following year and were paid in shares. Starting with the annual meeting in second quarter 2013, the program was changed to replace cash meeting fees with additional stock units, and to award additional units to the lead director. The amount of additional units granted varies with committee assignment, and the additional units are paid in cash rather than shares, but in other respects they are similar to the retainer units, which were unchanged. Prior to 2007 the board granted 8,930 shares of restricted stock to each new non-employee director upon election to the board, with restrictions lapsing at a rate of ten percent per year. That program was discontinued in 2007, although a few legacy awards remain outstanding.

The summary of restricted and performance stock and unit activity during the year ended December 31, 2013, is presented below:

	Shares/Units	Weighted average grant date fair value
Nonvested on January 1, 2013	4,672,815	$10.21
Shares/units granted	1,154,540	10.63
Shares/units vested	(1,431,421)	9.34
Shares/units cancelled	(221,738)	10.40
Nonvested on December 31, 2013	4,174,196	$10.51

The weighted average grant date fair value for shares/units granted in 2012 and 2011 was $9.25 and $10.75, respectively.

On December 31, 2013, there was $16.0 million of unrecognized compensation cost related to nonvested restricted stock awards. That cost is expected to be recognized over a weighted-average period of 2.4 years. The total grant date fair value of shares vested during 2013, 2012 and 2011, was $13.8 million, $12.1 million and $5.1 million, respectively.

Stock option awards. Currently FHN operates only a single option program, calling for annual grants of service-vested options to executives. In the past, however, option programs varied widely in their uses and terms, and many old-program options, granted under the ECP or its predecessor plans, remain outstanding today. All options granted since 2005 provide for the issuance of FHN common stock at a price fixed at its fair market value on the grant date. All options granted since 2008 vest fully no later than the fourth anniversary of grant, and all such options expire seven years from the grant date. A deferral program, which was discontinued in 2005, allowed for foregone compensation plus the exercise price to equal the fair market value of the stock on the date of grant if the grantee agreed to receive the options in lieu of compensation. Deferral options granted prior to January 2, 2004, expire 20 years from the grant date, while those granted in the final year of that program have only ten-year terms. FHN granted no stock options in 2009 or 2010.

The summary of stock option activity for the year ended December 31, 2013, is shown below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (thousands)
January 1, 2013	9,796,648	$21.26
Options granted	866,742	10.82
Options exercised	(64,085)	10.37
Options expired/cancelled	(2,006,130)	25.63
December 31, 2013	8,593,175	19.29	4.06	$4,094
Options exercisable	6,485,156	22.16	3.67	1,511
Options expected to vest	2,108,019	10.46	5.26	2,583

The total intrinsic value of options exercised during 2013, 2012, and 2011 was immaterial. On December 31, 2013, there was $2.4 million of unrecognized compensation cost related to nonvested stock options. That cost is expected to be recognized over a weighted-average period of 2.6 years.

FHN granted 866,742, 1,248,685 and 1,005,224 stock options with a weighted average fair value of $3.21, $3.80 and $5.21 per option at grant date in 2013, 2012 and 2011, respectively.

FHN used the Black-Scholes Option Pricing Model to estimate the fair value of stock options granted in 2013, 2012, and 2011 with the following assumptions:

	2013	2012	2011
Expected dividend yield	1.84%	0.42%	0.34%
Expected weighted-average lives of options granted	6.12 years	6.11 years	6.59 years
Expected weighted-average volatility	36.19%	42.40%	40.70%
Expected volatility range	27.27 - 62.98%	35.80 - 62.21%	35.04 - 57.69%
Risk-free interest rate	1.16%	1.10%	2.91%

Expected lives of options granted are determined based on the vesting period, historical exercise patterns and contractual term of the options. For options granted in 2013, 2012, and 2011, FHN used a blended volatility rate in order to more accurately reflect expected volatility. A portion of the weighted average volatility rate was derived by compiling daily closing stock prices over a historical period approximating the expected lives of the options. Additionally, because of market volatility experienced during this time period related to economic conditions and the impact on stock prices of financial institutions, FHN also incorporated a measure of implied volatility so as to incorporate more recent, normalized market conditions that are considered to better reflect future volatility.

Compensation Cost. The compensation cost that has been included in income from continuing operations pertaining to stock-based awards was $16.1 million, $16.2 million, and $14.2 million for 2013, 2012, and 2011, respectively. The corresponding total income tax benefits recognized were $6.2 million in 2013 and 2012 and $5.4 million for 2011.

Authorization. Consistent with Tennessee state law, only authorized, but unissued, stock may be utilized in connection with any issuance of FHN common stock which may be required as a result of stock based compensation awards. FHN generally obtains authorization from the Board of Directors to repurchase any stock that may be issued at the time a plan is approved or amended. These authorizations are automatically adjusted for stock splits and stock dividends. Repurchases are authorized to be made in the open market or through privately negotiated transactions and will be subject to market conditions, accumulation of excess equity, legal and regulatory restrictions, and prudent capital management. FHN does not currently expect to repurchase a material number of shares under the compensation plan-related repurchase program during the next annual period.

Dividend reinvestment plan. The Dividend Reinvestment and Stock Purchase Plan authorizes the sale of FHN's common stock from stock acquired on the open market to shareholders who choose to invest all or a portion of their cash dividends or make optional cash payments of $25 to $10,000 per quarter without paying commissions. The price of stock purchased on the open market is the average price paid.